Exhibit 99.2

EMPIRE STATE REALTY TRUST
Supplemental Operating and Financial Data
September 30, 2017

Third Quarter 2017

Forward-looking Statements

We make forward-looking statements in this supplemental package within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You should not rely on them as predictions of future events. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections.

You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or similar words or phrases in the positive or negative. In particular, forward looking statements include those pertaining to our capital resources, portfolio performance, dividend policy, results of operations, anticipated growth in our portfolio from operations, acquisitions, and market conditions and demographics.

Forward-looking statements involve numerous risks and uncertainties, many of which are difficult to predict and generally beyond our control. They depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in our industry and markets, either nationally or in Manhattan or the greater New York metropolitan area; resolution of the litigations and arbitration involving our company; reduced demand for office or retail space; general volatility of the capital and credit markets and the market price of our Class A common stock and listed operating partnership units; changes in our business strategy; defaults on, early terminations of, or non-renewal of, leases by tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; litigation; fluctuations in interest rates; increased operating costs; declining real estate valuations and impairment charges; availability, terms and deployment of capital; our failure to obtain necessary outside financing; our expected leverage; decreased rental rates or increased vacancy rates; breach of or the expiration of our ground lease; our failure to generate sufficient cash flows to service our outstanding indebtedness; our failure to redevelop, renovate and reposition properties successfully or on the anticipated timeline or at the anticipated costs; difficulties in identifying properties to acquire and completing acquisitions; risks of real estate acquisitions, dispositions and development (including our Metro Tower development site), including construction delays and cost overruns; our failure to operate acquired properties and operations successfully; our ability to manage our growth effectively; changes in governmental regulations, tax laws and rates and similar matters; estimates relating to our ability to make distributions to our securityholders in the future; our failure to qualify as a REIT; a future terrorist event in the U.S.; environmental uncertainties and risks related to adverse weather conditions and natural disasters; lack or insufficient amounts of insurance; financial market fluctuations; availability of, and our ability to attract and retain, qualified personnel; conflicts of interest affecting our senior management team; competition; changes in real estate and zoning laws and increases in real property tax rates; and our ability to comply with the laws, rules and regulations applicable to companies and, in particular, public companies. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and other risks described in documents we subsequently file from time to time with the Securities and Exchange Commission.

Third Quarter 2017

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman and Chief Executive Officer

William H. Berkman	Director, Chair of Finance Committee

Leslie D. Biddle	Director

Thomas J. DeRosa	Director

Steven J. Gilbert	Director, Lead Director

S. Michael Giliberto	Director, Chair of Audit Committee

James D. Robinson IV	Director, Chair of Compensation and Nominating/Corporate Governance Committees

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman and Chief Executive Officer

John B. Kessler	President and Chief Operating Officer

Thomas P. Durels	Executive Vice President and Director of Leasing and Operations

David A. Karp	Executive Vice President and Chief Financial Officer

Thomas N. Keltner, Jr.	Executive Vice President, General Counsel and Secretary

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	Greg Faje	Trading Symbol: ESRT
New York, NY 10120	IR@empirestaterealtytrust.com
www.empirestaterealtytrust.com
(212) 687-8700

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com

BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com

BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com

Evercore ISI	Robert Simone	(212) 446-9459	robert.simone@evercoreisi.com

Goldman Sachs & Co. LLC	Andrew Rosivach	(212) 902-4736	rosivach@gs.com

Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com

KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com

Stifel	John Guinee	(443) 224-1307	jwguinee@stifel.com

Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

Third Quarter 2017

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
Selected Items:	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenue	$187,320	$177,124	$164,954	$179,263	$175,848
Net income	$35,489	$31,359	$19,145	$33,008	$32,897
Cash net operating income (1)	$101,314	$97,270	$82,781	$96,338	$93,715
Core funds from operations (“Core FFO”) (1)	$77,503	$73,215	$61,293	$74,158	$71,938
Core funds available for distribution (“Core FAD”) (1)	$64,201	$61,546	$53,721	$60,472	$59,712
Core FFO per share - diluted	$0.26	$0.25	$0.21	$0.25	$0.26
Diluted weighted average shares	297,871,000	298,398,000	297,962,000	297,046,000	280,614,000
Dividends declared and paid per share	$0.105	$0.105	$0.105	$0.105	$0.105

Portfolio Statistics:
Number of properties	20	20	20	20	20
Total rentable square footage	10,137,074	10,139,660	10,145,676	10,138,999	10,125,119
Percent occupied (2)	89.8%	89.2%	88.8%	88.1%	87.9%
Percent leased (3)	91.7%	91.3%	89.5%	90.2%	90.3%
Observatory Metrics:
Number of visitors	1,276,000	1,126,000	636,000	1,068,000	1,340,000
Change in visitors year over year	-4.8%	0.2%	-11.5%	12.5%	1.0%
Observatory revenues	$39,306	$33,966	$20,940	$33,702	$38,093
Change in revenues year over year	3.1%	6.9%	-1.4%	22.1%	6.7%

Ratios:
Consolidated Debt to Total Market Capitalization (4)	20.4%	20.2%	20.6%	21.1%	20.5%
Consolidated Net Debt to Total Market Capitalization (4)	15.7%	15.5%	14.8%	14.9%	14.0%
Consolidated Debt and Perpetual Preferred Units to Total Market Capitalization (4)	20.7%	20.6%	20.9%	21.4%	20.8%
Consolidated Net Debt and Perpetual Preferred Units to Total Market Capitalization (4)	16.1%	15.8%	15.2%	15.3%	14.4%
Consolidated Debt to EBITDA (5)	4.5x	4.5x	4.7x	4.8x	4.9x
Consolidated Net Debt to EBITDA (5)	3.3x	3.3x	3.2x	3.1x	3.1x
Interest Coverage Ratio	5.6x	5.5x	4.9x	5.8x	5.7x
Core FFO Payout Ratio (6)	41%	43%	51%	42%	44%
Core FAD Payout Ratio (7)	49%	51%	58%	52%	53%

Class A common stock price at quarter end	$20.54	$20.77	$20.64	$20.19	$20.95
Average closing price	$20.48	$21.05	$20.66	$19.82	$20.67
Dividends per share - annualized	$0.42	$0.42	$0.42	$0.42	$0.42
Dividend yield (8)	2.0%	2.0%	2.0%	2.1%	2.0%
Private Perpetual Preferred Units outstanding ($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360
Class A common stock	158,349,708	157,493,025	156,689,477	154,744,740	153,828,060
Class B common stock	1,077,740	1,080,475	1,095,114	1,095,737	1,097,584
Operating partnership units	140,989,373	141,844,339	142,583,324	143,252,598	144,173,889

Total common stock and operating partnership units outstanding	300,416,821	300,417,839	300,367,915	299,093,075	299,099,533

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 24 and for a reconciliation of these metrics to net income, see pages 19 and 20.
(2)	Based on leases signed and commenced as of end of period.
(3)	Represents occupancy and includes signed leases not commenced.
(4)	Market capitalization represents the sum of (i) Company’s common stock per share price as of September 30, 2017 multiplied by the total outstanding number of shares of common stock and operating partnership units as of September 30, 2017; (ii) the number of perpetual preferred units at September 30, 2017 multiplied by $16.62 and (iii) our outstanding indebtedness or net indebtedness as of September 30, 2017.
(5)	Calculated based on trailing 12 months EBITDA.
(6)	Represents the amount of Core FFO paid out in distributions.
(7)	Represents the amount of Core FAD paid out in distributions.
(8)	Based on the closing price per share of Class A common stock on September 30, 2017.

Third Quarter 2017

Property Summary and Initial Free Rent Burn-Off

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2017
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,137,074	8,064,444	1,868,180	204,450
Occupancy (2)	89.8%	89.2%	91.3%	99.4%
Revenue	$186,975	$124,195	$18,582	$4,892	$39,306
Operating expenses	(79,150)	(60,052)	(8,565)	(1,885)	(8,648)

Net operating income	107,825	64,143	10,017	3,007	30,658
Straight-line rent	(6,861)	(6,825)	(190)	154	—
Above/below-market rent revenue amortization	(1,607)	(1,607)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$101,314	$57,668	$9,827	$3,161	$30,658

Leasing activity
Total leases executed	34	27	7	—
Total square footage executed	487,854	315,144	172,710	—
Average rent psf - leases executed	$52.52	$58.46	$41.68	$—
Previously escalated rents psf	$41.12	$41.42	$40.57	$—
Percentage of new rent over previously escalated rents	27.7%	41.1%	2.7%	—
Weighted average lease term	12.2 years
Leasing commission costs per square foot	$22.15	$26.21	$14.74	$—
Tenant improvement costs per square foot	72.92	80.69	58.76	—

Total LC and TI per square foot (3)	$95.07	$106.90	$73.50	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	487,854	—	487,854
Average rent psf - leases executed	$52.52	$—	$52.52
Previously escalated rents psf	$41.12	$—	$41.12
Percentage of new rent over previously escalated rents	27.7%	—	27.7%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	315,144	—	315,144
Average rent psf - leases executed	$58.46	$—	$58.46
Previously escalated rents psf	$41.42	$—	$41.42
Percentage of new rent over previously escalated rents	41.1%	—	41.1%

Schedule of Initial Free Rent Burn-Off

As of September 30, 2017, the Company had approximately $42 million of annualized cash rents that have yet to contribute to Cash NOI:

•	$30 million from commenced leases in free rent periods

•	$12 million from signed leases not commenced

	Annualized	Cash Base Rent Contributing to the Following Years:
	Initial Base	Remaining
Total Portfolio	Cash Rent	2017	2018	2019	2020	2021
Commenced leases in free rent period	$30,250	$1,911	$19,611	$30,076	$30,250	$30,250
Signed leases not commenced	12,292	37	2,200	7,923	11,852	12,292

Total	$42,542	$1,948	$21,811	$37,999	$42,102	$42,542

Third Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended June 30, 2017
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,139,660	8,066,529	1,868,679	204,452
Occupancy (2)	89.2%	88.7%	90.5%	99.4%
Revenue	$176,732	$118,014	$19,721	$5,031	$33,966
Operating expenses	(72,579)	(55,230)	(8,425)	(1,748)	(7,176)

Net operating income	104,153	62,784	11,296	3,283	26,790
Straight-line rent	(7,722)	(7,305)	(460)	43	—
Above/below-market rent revenue amortization	(1,119)	(1,119)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$97,270	$56,318	$10,836	$3,326	$26,790

Leasing activity
Total leases executed	51	43	6	2
Total square footage executed	329,866	253,495	49,228	27,143
Average rent psf - leases executed	$54.39	$60.26	$32.02	$34.26
Previously escalated rents psf	$41.52	$43.45	$30.41	$40.83
Percentage of new rent over previously escalated rents	31.0%	38.7%	5.3%	-16.1%
Weighted average lease term	9.3 years
Leasing commission costs per square foot	$17.74	$21.97	$5.71	$—
Tenant improvement costs per square foot	68.24	79.19	49.50	—

Total LC and TI per square foot (3)	$85.98	$101.16	$55.21	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	300,269	29,597	329,866
Average rent psf - leases executed	$55.22	$40.66	$54.39
Previously escalated rents psf	$40.61	$48.13	$41.52
Percentage of new rent over previously escalated rents	36.0%	-15.5%	31.0%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	251,041	2,454	253,495
Average rent psf - leases executed	$59.76	$111.42	$60.26
Previously escalated rents psf	$42.61	$128.87	$43.45
Percentage of new rent over previously escalated rents	40.3%	-13.5%	38.7%

Third Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended March 31, 2017
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,145,676	8,071,337	1,869,887	204,452
Occupancy (2)	88.8%	88.1%	90.7%	99.4%
Revenue	$164,603	$116,746	$22,121	$4,796	$20,940
Operating expenses	(76,354)	(59,105)	(8,300)	(1,694)	(7,255)

Net operating income	88,249	57,641	13,821	3,102	13,685
Straight-line rent	(5,998)	(6,550)	467	85	—
Above/below-market rent revenue amortization	(1,428)	(1,428)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$82,781	$51,621	$14,288	$3,187	$13,685

Leasing activity
Total leases executed	27	24	3	—
Total square footage executed	200,992	128,179	72,813	—
Average rent psf - leases executed	$61.33	$73.04	$40.71	$—
Previously escalated rents psf	$42.58	$40.84	$45.66	$—
Percentage of new rent over previously escalated rents	44.0%	78.9%	-10.8%	—
Weighted average lease term	10.6 years
Leasing commission costs per square foot	$28.01	$36.49	$13.08	$—
Tenant improvement costs per square foot	48.84	45.02	55.57	—

Total LC and TI per square foot (3)	$76.85	$81.51	$68.65	$—

	Office	Retail	Total
Total Portfolio
Total square footage executed	157,973	43,019	200,992
Average rent psf - leases executed	$50.81	$99.96	$61.33
Previously escalated rents psf	$47.48	$24.60	$42.58
Percentage of new rent over previously escalated rents	7.0%	306.3%	44.0%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	85,160	43,019	128,179
Average rent psf - leases executed	$59.45	$99.96	$73.04
Previously escalated rents psf	$49.04	$24.60	$40.84
Percentage of new rent over previously escalated rents	21.2%	306.3%	78.9%

Third Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended December 31, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,138,999	8,062,089	1,872,458	204,452
Occupancy (2)	88.1%	86.7%	93.0%	99.4%
Revenue	$178,869	$115,177	$25,347	$4,643	$33,702
Operating expenses	(73,328)	(55,501)	(8,165)	(1,729)	(7,933)

Net operating income	105,541	59,676	17,182	2,914	25,769
Straight-line rent	(8,652)	(10,296)	1,301	343	—
Above/below-market rent revenue amortization	(2,509)	(2,509)	—	—	—
Below-market ground lease amortization	1,958	1,958	—	—	—

Cash net operating income	$96,338	$48,829	$18,483	$3,257	$25,769

Leasing activity
Total leases executed	64	54	8	2
Total square footage executed	210,780	125,499	79,145	6,136
Average rent psf - leases executed	$63.34	$67.85	$33.61	$349.60
Previously escalated rents psf	$52.02	$50.63	$33.79	$312.18
Percentage of new rent over previously escalated rents	21.8%	34.0%	-0.6%	12.0%
Weighted average lease term	7.3 years
Leasing commission costs per square foot	$13.89	$15.25	$11.76	$13.56
Tenant improvement costs per square foot	50.35	45.30	62.25	—

Total LC and TI per square foot (3)	$64.24	$60.55	$74.01	$13.56

	Office	Retail	Total
Total Portfolio
Total square footage executed	199,165	11,615	210,780
Average rent psf - leases executed	$47.56	$331.30	$63.34
Previously escalated rents psf	$41.57	$229.54	$52.02
Percentage of new rent over previously escalated rents	14.4%	44.3%	21.8%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	120,020	5,479	125,499
Average rent psf - leases executed	$56.76	$310.81	$67.85
Previously escalated rents psf	$46.69	$137.00	$50.63
Percentage of new rent over previously escalated rents	21.6%	126.9%	34.0%

Third Quarter 2017

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Three Months Ended September 30, 2016
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	20	9	5	6
Square feet	10,125,119	8,055,809	1,864,858	204,452
Occupancy (2)	87.9%	86.3%	93.4%	99.4%
Revenue	$175,444	$113,451	$19,225	$4,675	$38,093
Operating expenses	(72,857)	(55,612)	(8,279)	(1,716)	(7,250)

Net operating income	102,587	57,839	10,946	2,959	30,843
Straight-line rent	(9,619)	(9,914)	271	24	—
Above/below-market rent revenue amortization	(1,210)	(1,210)	—	—	—
Below-market ground lease amortization	1,957	1,957	—	—	—

Cash net operating income	$93,715	$48,672	$11,217	$2,983	$30,843

Leasing activity
Total leases executed	51	40	8	3
Total square footage executed	348,770	283,199	59,812	5,759
Average rent psf - leases executed	$57.61	$59.16	$33.44	$211.43
Previously escalated rents psf	$44.24	$42.27	$34.14	$237.87
Percentage of new rent over previously escalated rents	30.2%	40.0%	-2.0%	-11.1%
Weighted average lease term	9.6 years
Leasing commission costs per square foot	$20.24	$22.83	$8.76	$12.01
Tenant improvement costs per square foot	70.31	79.77	31.63	6.95

Total LC and TI per square foot (3)	$90.55	$102.60	$40.39	$18.96

	Office	Retail	Total
Total Portfolio
Total square footage executed	324,396	24,374	348,770
Average rent psf - leases executed	$54.12	$99.07	$57.61
Previously escalated rents psf	$38.23	$122.27	$44.24
Percentage of new rent over previously escalated rents	41.6%	-19.0%	30.2%

	Office	Retail	Total
Manhattan Office Portfolio
Total square footage executed	264,584	18,615	283,199
Average rent psf - leases executed	$58.80	$64.30	$59.16
Previously escalated rents psf	$39.15	$86.51	$42.27
Percentage of new rent over previously escalated rents	50.2%	-25.7%	40.0%

Notes:

(1)	Includes 494,935 rentable square feet of retail space in the Company’s nine Manhattan office properties.
(2)	Based on leases signed and commenced as of period end.
(3)	Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

Third Quarter 2017

Property Detail

(unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	Annualized Rent per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,711,465	93.8%	$138,285,881	$54.38	187
One Grand Central Place	Grand Central	1,241,624	89.0%	61,393,224	55.56	235
1400 Broadway (8)	Penn Station -Times Sq. South	908,332	86.9%	37,168,377	47.07	43
111 West 33rd Street (9)	Penn Station -Times Sq. South	637,821	72.6%	24,971,931	53.96	17
250 West 57th Street	Columbus Circle - West Side	488,849	71.3%	19,862,124	56.99	83
501 Seventh Avenue	Penn Station -Times Sq. South	459,743	92.9%	18,408,510	43.10	31
1359 Broadway	Penn Station -Times Sq. South	455,583	97.4%	22,561,889	50.87	36
1350 Broadway (10)	Penn Station -Times Sq. South	373,463	88.4%	18,158,438	55.03	64
1333 Broadway	Penn Station -Times Sq. South	292,629	100.0%	14,501,159	49.55	12

Manhattan Office Properties - Office		7,569,509	89.1%	355,311,533	52.70	708
Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	104,163	81.7%	13,820,077	162.46	15
One Grand Central Place	Grand Central	69,029	79.1%	6,173,037	113.06	14
1400 Broadway (8)	Penn Station -Times Sq. South	21,073	72.8%	1,982,189	129.24	7
112 West 34th Street (9)	Penn Station -Times Sq. South	90,132	100.0%	22,551,208	250.20	4
250 West 57th Street	Columbus Circle - West Side	48,962	100.0%	8,039,729	164.20	8
501 Seventh Avenue	Penn Station -Times Sq. South	35,558	96.9%	1,985,661	57.65	9
1359 Broadway	Penn Station -Times Sq. South	27,243	100.0%	2,184,241	80.18	6
1350 Broadway (10)	Penn Station -Times Sq. South	31,774	100.0%	6,765,426	212.92	6
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%	8,522,403	127.20	4

Manhattan Office Properties - Retail		494,935	91.8%	72,023,971	158.45	73

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		8,064,444	89.2%	427,335,504	59.38	781

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	793,448	92.9%	31,351,328	42.55	55
Metro Center	Stamford, CT	285,258	88.4%	14,227,656	56.40	29
383 Main Avenue	Norwalk, CT	262,557	89.4%	7,428,364	31.64	21
500 Mamaroneck Avenue	Harrison, NY	294,519	90.9%	7,637,863	28.53	35
10 Bank Street	White Plains, NY	232,398	91.9%	7,675,904	35.95	34

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,868,180	91.3%	68,321,114	40.07	174

Standalone Retail Properties
10 Union Square	Union Square	58,003	98.0%	6,380,729	112.30	12
1542 Third Avenue	Upper East Side	56,250	100.0%	3,862,453	68.67	4
1010 Third Avenue	Upper East Side	44,662	100.0%	3,738,322	83.70	2
77 West 55th Street	Midtown	24,102	100.0%	2,707,236	112.32	3
69-97 Main Street	Westport, CT	17,103	100.0%	2,330,849	136.28	5
103-107 Main Street	Westport, CT	4,330	100.0%	715,852	165.32	1

Sub-Total/Weighted Average Standalone Retail Properties		204,450	99.4%	19,735,441	97.09	27

Portfolio Total		10,137,074	89.8%	$515,392,060	$56.61	982

Total/Weighted Average Office Properties		9,437,689	89.5%	$423,632,647	$50.15	882
Total/Weighted Average Retail Properties		699,385	94.1%	91,759,413	139.49	100

Portfolio Total		10,137,074	89.8%	$515,392,060	$56.61	982

Notes:

(1)	Excludes (i) 155,968 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of September 30, 2017.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of September 30, 2017 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 70,288 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by WDFG North America, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 46 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 60 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 33 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.

Third Quarter 2017

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	840,893	8.3%	$—	0.0%	$—
Signed leases not commenced	14	191,149	1.9%	—	0.0%	—
2017	65	261,442	2.6%	12,569,916	2.4%	48.08
2018	177	781,145	7.7%	41,615,873	8.1%	53.28
2019	143	719,587	7.1%	36,800,762	7.1%	51.14
2020	146	907,131	8.9%	49,667,825	9.6%	54.75
2021	92	683,020	6.7%	37,403,005	7.3%	54.76
2022	88	618,319	6.1%	36,406,741	7.1%	58.88
2023	50	545,332	5.4%	31,525,520	6.1%	57.81
2024	48	536,856	5.3%	30,395,041	5.9%	56.62
2025	41	314,580	3.1%	23,928,707	4.6%	76.07
2026	40	952,766	9.4%	50,971,514	9.9%	53.50
Thereafter	92	2,784,854	27.5%	164,107,156	31.8%	58.93

Total	996	10,137,074	100.0%	$515,392,060	100.0%	$56.61

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 155,968 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Third Quarter 2017

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	642,059	8.5%	$—	0.0%	$—
Signed leases not commenced	13	185,341	2.4%	—	0.0%	—
2017	57	243,413	3.2%	11,960,479	3.4%	49.14
2018	139	585,712	7.7%	32,224,967	9.1%	55.02
2019	111	484,039	6.4%	24,762,789	7.0%	51.16
2020	110	641,156	8.5%	35,032,404	9.9%	54.64
2021	54	437,912	5.8%	23,046,127	6.5%	52.63
2022	62	319,020	4.2%	18,066,923	5.1%	56.63
2023	37	399,040	5.3%	21,157,795	6.0%	53.02
2024	31	327,542	4.3%	16,654,182	4.7%	50.85
2025	22	171,378	2.3%	9,691,565	2.7%	56.55
2026	29	832,901	11.0%	45,002,938	12.7%	54.03
Thereafter	56	2,299,996	30.4%	117,711,364	33.1%	51.18

Total Manhattan office properties	721	7,569,509	100.0%	355,311,533	100.0%	52.70

Greater New York Metropolitan Area Office Properties
Available	—	157,275	8.4%	$—	0.0%	$—
Signed leases not commenced	1	5,808	0.3%	—	0.0%	—
2017	5	17,034	0.9%	506,392	0.7%	29.73
2018	33	172,233	9.2%	6,778,691	9.9%	39.36
2019	23	203,400	10.9%	7,494,073	11.0%	36.84
2020	26	209,663	11.2%	9,119,563	13.3%	43.50
2021	31	215,463	11.5%	9,406,993	13.8%	43.66
2022	16	236,998	12.7%	9,072,608	13.3%	38.28
2023	7	97,655	5.2%	4,624,162	6.8%	47.35
2024	6	183,736	9.8%	8,137,668	11.9%	44.29
2025	11	105,877	5.7%	3,507,917	5.1%	33.13
2026	2	45,361	2.4%	1,367,879	2.0%	30.16
Thereafter	14	217,677	11.7%	8,305,168	12.2%	38.15

Total greater New York metropolitan area office properties	175	1,868,180	100.0%	68,321,114	100.0%	40.07

Retail Properties
Available	—	41,559	5.9%	$—	0.0%	$—
Signed leases not commenced	—	—	0.0%	—	0.0%	—
2017	3	995	0.1%	103,045	0.1%	103.56
2018	5	23,200	3.3%	2,612,215	2.8%	112.60
2019	9	32,148	4.6%	4,543,900	5.0%	141.34
2020	10	56,312	8.1%	5,515,858	6.0%	97.95
2021	7	29,645	4.2%	4,949,885	5.4%	166.97
2022	10	62,301	8.9%	9,267,210	10.1%	148.75
2023	6	48,637	7.0%	5,743,563	6.3%	118.09
2024	11	25,578	3.7%	5,603,191	6.1%	219.06
2025	8	37,325	5.3%	10,729,225	11.7%	287.45
2026	9	74,504	10.7%	4,600,697	5.0%	61.75
Thereafter	22	267,181	38.2%	38,090,624	41.5%	142.56

Total retail properties	100	699,385	100.0%	91,759,413	100.0%	139.49

Total portfolio lease expirations	996	10,137,074	100.0%	$515,392,060	100.0%	$56.61

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 155,968 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,789 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Third Quarter 2017

Tenant Lease Expirations

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	162,992	6.0%	$—	0.0%	$—
Signed leases not commenced	1	5,669	0.2%	—	0.0%	—
2017	12	42,153	1.6%	2,330,486	1.7%	55.29
2018	18	76,273	2.8%	4,574,068	3.3%	59.97
2019	19	69,230	2.6%	3,742,025	2.7%	54.05
2020	39	303,202	11.2%	17,745,117	12.8%	58.53
2021	17	117,943	4.3%	6,378,719	4.6%	54.08
2022	22	96,214	3.5%	5,753,099	4.2%	59.79
2023	10	57,837	2.1%	3,646,707	2.6%	63.05
2024	10	76,595	2.8%	4,611,094	3.3%	60.20
2025	6	57,433	2.1%	3,103,202	2.2%	54.03
2026	11	502,152	18.5%	27,760,115	20.1%	55.28
Thereafter	23	1,143,772	42.3%	58,641,249	42.4%	51.27

Total Empire State Building office	188	2,711,465	100.0%	$138,285,881	100.0%	$54.38

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (6)	Annualized Expense Reimbursements	Annualized Rent (4) (7)	Percent of Annualized Rent
2017	$1,611,640	$1,469,479	$3,081,119	13.7%
2018	3,292,775	1,819,870	5,112,645	22.8%
2019	212,240	48,105	260,345	1.2%
2020	1,579,354	418,960	1,998,314	8.9%
2021	55,685	110,131	165,816	0.7%
2022	1,088,769	275,991	1,364,760	6.1%
2023	82,480	23,248	105,728	0.5%
2024	45,894	67,040	112,934	0.5%
2025	1,638,975	262,088	1,901,063	8.5%
2026	768,750	138,226	906,976	4.0%
Thereafter	6,490,763	948,175	7,438,938	33.1%

Total Empire State Building broadcasting licenses and leases	$16,867,325	$5,581,313	$22,448,638	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes 25,937 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Includes approximately $8.9 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.
(6)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.
(7)	Excludes Fox Television whose lease expired in 2017 and was billed holdover rent as of September 30, 2017.

Third Quarter 2017

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants		Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1.	Global Brands Group	ESB, 1333 B’Way, 111 West 33rd	Dec 2017-Oct. 2028	9.9 years	688,600	6.6%	$31,646,217	6.1%
2.	Coty	ESB	Jan. 2030	12.3 years	312,700	3.0%	15,811,172	3.1%
3.	LinkedIn	ESB	Feb. 2026	8.4 years	282,782	2.7%	15,031,208	2.9%
4.	Sephora	112 West 34th Street	Jan. 2029	11.3 years	11,334	0.1%	10,445,742	2.0%
5.	PVH Corp.	501 Seventh Avenue	Oct. 2028	10.8 years	221,716	2.1%	9,577,668	1.9%
6.	Li & Fung	1359 Broadway	Oct. 2021-Oct. 2027	6.5 years	149,436	1.4%	7,251,066	1.4%
7.	Federal Deposit Insurance Corp.	ESB	Jan. 2020	2.3 years	121,879	1.2%	7,013,460	1.4%
8.	Urban Outfitters	1333 Broadway	Sept. 2029	12.0 years	56,730	0.5%	6,670,084	1.3%
9.	Macy’s	111 West 33rd Street	May 2030	12.6 years	131,117	1.3%	6,645,808	1.3%
10.	Duane Reade	ESB, 1350 B’Way, 250 West 57th	Feb. 2021-Sept. 2027	7.2 years	47,541	0.5%	6,243,372	1.2%
11.	Legg Mason	First Stamford Place	Sept. 2024	7.0 years	137,583	1.3%	6,228,319	1.2%
12.	Footlocker	112 West 34th Street	Sept. 2031	14.0 years	34,192	0.3%	6,226,504	1.2%
13.	On Deck Capital	1400 Broadway	Dec. 2026	9.3 years	107,800	1.0%	5,825,445	1.1%
14.	WDFG North America	ESB	Dec. 2025	8.3 years	5,300	0.1%	5,512,587	1.1%
15.	Shutterstock	ESB	Apr. 2029	11.6 years	104,386	1.0%	5,484,904	1.1%
16.	Kohl’s	1400 Broadway	May 2029	11.7 years	113,032	1.1%	4,837,243	0.9%
17.	Thomson Reuters	Metro Center	Apr. 2018-Apr. 2020	2.0 years	91,921	0.9%	4,825,741	0.9%
18.	The Gap, Inc.	111 West 33rd Street	Jan. 2030	12.3 years	80,903	0.9%	4,611,471	0.9%
19.	HNTB Corporation	ESB	Feb. 2026	8.4 years	78,361	0.8%	4,592,963	0.9%
20.	The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	12.2 years	75,959	0.7%	4,557,540	0.9%

	Total				2,853,272	27.5%	$169,038,514	32.8%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of September 30, 2017.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

Third Quarter 2017

Capital Expenditures and Redevelopment Program

(unaudited)

	Three Months Ended
Capital expenditures	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Tenant improvements - first generation	$16,219	$20,557	$25,254	$28,575	$31,959
Tenant improvements - second generation	6,058	4,764	2,464	3,122	949
Leasing commissions - first generation	7,416	7,683	2,538	3,077	7,141
Leasing commissions - second generation	817	192	1,071	467	388
Building improvements - first generation	15,759	26,680	19,935	21,800	17,970
Building improvements - second generation	2,105	2,337	30	1,754	2,061
Observatory capital project	13,411	6,850	—	—	—

Total	$61,785	$69,063	$51,292	$58,795	$60,468

Tenant space redevelopment by square feet (1) (2)

•	Future redevelopment (Empire State Building) - 240,000 square feet

•	Future redevelopment (other Manhattan properties) - 770,000 square feet

•	Redevelopment completed - 6,970,000 square feet

Inventory of vacant space (2)

•	Developed - 570,000 square feet, 88%

•	Undeveloped - 80,000 square feet, 12%

Inventory of undeveloped space (2)

•	Vacant - 80,000 square feet, 8%

•	Expires in 2017 - 60,000 square feet, 6%

•	Expires in 2018 and thereafter - 870,000 square feet, 86%

Notes:

(1)	These estimates are based on the Company’s current budgets and are subject to change.
(2)	Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

Third Quarter 2017

Observatory Summary

(unaudited and in thousands)

		Three Months Ended
Observatory NOI	Twelve Months to Date	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Observatory revenue	$127,914	$39,306	$33,966	$20,940	$33,702	$38,093
Observatory expenses	31,012	8,648	7,176	7,255	7,933	7,250

NOI	96,902	30,658	26,790	13,685	25,769	30,843
Intercompany rent expense (1)	77,823	23,301	20,675	13,378	20,469	22,983

NOI after intercompany rent	$19,079	$7,357	$6,115	$307	$5,300	$7,860

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.

Annual Observatory Revenues 2012 to 2016

Third Quarter 2017

Condensed Consolidated Balance Sheets

(unaudited and dollars in thousands)

Assets	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Commercial real estate properties, at cost:
Land	$201,196	$201,196	$201,196	$201,196	$201,196
Development costs	7,978	7,978	7,977	7,951	7,946
Building and improvements	2,398,964	2,347,435	2,292,363	2,249,482	2,196,864

	2,608,138	2,556,609	2,501,536	2,458,629	2,406,006
Less: accumulated depreciation	(631,916)	(605,481)	(581,703)	(556,546)	(532,406)

Commercial real estate properties, net	1,976,222	1,951,128	1,919,833	1,902,083	1,873,600
Cash and cash equivalents	432,105	440,958	532,442	554,371	594,297
Restricted cash	64,020	68,011	62,464	61,514	60,752
Tenant and other receivables, net	34,661	23,995	20,580	22,542	19,569
Deferred rent receivables, net	172,665	165,470	158,005	152,074	143,578
Prepaid expenses and other assets	39,463	54,624	36,815	53,749	33,685
Deferred costs, net	268,132	263,392	270,456	277,081	287,591
Acquired below-market ground leases, net	370,187	372,144	374,102	376,060	378,018
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$3,848,934	$3,831,201	$3,866,176	$3,890,953	$3,882,569

Liabilities and Equity
Mortgage notes payable, net	$720,830	$724,312	$754,548	$759,016	$763,457
Senior unsecured notes, net	592,914	592,073	591,232	590,388	589,546
Unsecured term loan facility, net	263,546	263,114	263,019	262,927	262,830
Unsecured revolving credit facility	—	—	—	—	—
Accounts payable and accrued expenses	142,690	136,617	125,910	134,064	154,573
Acquired below-market leases, net	70,013	74,083	78,246	82,300	87,708
Deferred revenue and other liabilities	41,320	27,380	31,097	32,212	24,176
Tenants’ security deposits	47,395	49,669	47,198	47,183	47,440

Total liabilities	1,878,708	1,867,248	1,891,250	1,908,090	1,929,730
Total equity	1,970,226	1,963,953	1,974,926	1,982,863	1,952,839

Total liabilities and equity	$3,848,934	$3,831,201	$3,866,176	$3,890,953	$3,882,569

Third Quarter 2017

Condensed Consolidated Statements of Income

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues
Rental revenue	$122,391	$120,844	$117,113	$117,498	$115,634
Tenant expense reimbursement	20,346	17,569	15,974	17,109	19,176
Observatory revenue	39,306	33,966	20,940	33,702	38,093
Third party management and other fees	345	392	351	394	404
Other revenue and fees	4,932	4,353	10,576	10,560	2,541

Total revenues	187,320	177,124	164,954	179,263	175,848
Operating expenses
Property operating expenses	41,270	38,529	42,210	38,775	38,585
Ground rent expenses	2,331	2,332	2,331	2,332	2,331
General and administrative expenses	12,899	12,579	11,088	13,455	11,798
Observatory expenses	8,648	7,176	7,255	7,933	7,250
Real estate taxes	26,901	24,542	24,558	24,288	24,691
Depreciation and amortization	38,490	40,532	40,846	39,829	37,607

Total operating expenses	130,539	125,690	128,288	126,612	122,262

Total operating income	56,781	51,434	36,666	52,651	53,586
Other income (expense)
Interest expense	(16,890)	(17,477)	(17,742)	(17,837)	(17,939)
Loss on early extinguishment of debt	(2,157)	—	—	—	—
Loss from derivative financial instruments	—	(42)	(247)	—	—

Income before income taxes	37,734	33,915	18,677	34,814	35,647
Income tax (expense) benefit	(2,245)	(2,556)	468	(1,806)	(2,750)

Net income	35,489	31,359	19,145	33,008	32,897
Perpetual preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Net income attributable to non-controlling interests	(16,449)	(14,541)	(8,926)	(15,808)	(16,690)

Net income attributable to common stockholders	$18,806	$16,584	$9,985	$16,966	$15,973

Weighted average common shares outstanding
Basic	158,102	157,921	156,493	153,273	136,831

Diluted	297,871	298,398	297,962	297,046	280,614

Net income per share attributable to common stockholders
Basic and diluted	$0.12	$0.10	$0.06	$0.11	$0.12

Dividends per share	$0.105	$0.105	$0.105	$0.105	$0.105

Third Quarter 2017

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds from

Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income	$35,489	$31,359	$19,145	$33,008	$32,897
Preferred unit distributions	(234)	(234)	(234)	(234)	(234)
Real estate depreciation and amortization	38,134	40,132	40,424	39,426	37,318

FFO attributable to common stockholders and non-controlled interests	73,389	71,257	59,335	72,200	69,981
Amortization of below-market ground lease	1,957	1,958	1,958	1,958	1,957

Modified FFO attributable to common stockholders and non-controlled interests	75,346	73,215	61,293	74,158	71,938
Loss on early extinguishment of debt	2,157	—	—	—	—

Core FFO attributable to common stockholders and non-controlled interests	$77,503	$73,215	$61,293	$74,158	$71,938

Total weighted average shares and Operating Partnership Units
Basic	296,389	296,388	296,388	296,084	278,739

Diluted	297,871	298,398	297,962	297,046	280,614

FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.24	$0.20	$0.24	$0.25

Diluted	$0.25	$0.24	$0.20	$0.24	$0.25

Modified FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.25	$0.25	$0.21	$0.25	$0.26

Diluted	$0.25	$0.25	$0.21	$0.25	$0.26

Core FFO attributable to common stockholders and non-controlled interests per share
Basic	$0.26	$0.25	$0.21	$0.25	$0.26

Diluted	$0.26	$0.25	$0.21	$0.25	$0.26

Reconciliation of Core FFO to Core FAD
Core FFO	$77,503	$73,215	$61,293	$74,158	$71,938
Add:
Amortization of deferred financing costs	1,017	1,331	1,294	1,293	1,291
Non-real estate depreciation and amortization	356	400	422	403	289
Amortization of non-cash compensation expense	3,841	3,813	3,154	2,476	2,604
Amortization of debt discount	668	668	668	668	668
Deduct:
Straight-line rental revenues	(6,861)	(7,722)	(5,998)	(8,652)	(9,619)
Amortization of debt premiums	(1,736)	(1,737)	(1,737)	(1,737)	(1,736)
Above/below-market rent revenue amortization	(1,607)	(1,119)	(1,428)	(2,509)	(1,210)
Corporate capital expenditures	—	(10)	(382)	(285)	(1,115)
Tenant improvements - second generation	(6,058)	(4,764)	(2,464)	(3,122)	(949)
Building improvements - second generation	(2,105)	(2,337)	(30)	(1,754)	(2,061)
Leasing commissions - second generation	(817)	(192)	(1,071)	(467)	(388)

Core FAD	$64,201	$61,546	$53,721	$60,472	$59,712

Reconciliation of Net Income to EBITDA
Net income	$35,489	$31,359	$19,145	$33,008	$32,897
Interest expense	16,890	17,477	17,742	17,837	17,939
Income tax expense (benefit)	2,245	2,556	(468)	1,806	2,750
Depreciation and amortization	38,490	40,532	40,846	39,829	37,607

EBITDA	$93,114	$91,924	$77,265	$92,480	$91,193

Third Quarter 2017

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Reconciliation of Net Income to NOI and Cash NOI
Net income	$35,489	$31,359	$19,145	$33,008	$32,897
Add:
General and administrative expenses	12,899	12,579	11,088	13,455	11,798
Depreciation and amortization	38,490	40,532	40,846	39,829	37,607
Interest expense	16,890	17,477	17,742	17,837	17,939
Loss on early extinguishment of debt	2,157	—	—	—	—
Loss from derivative financial instruments	—	42	247	—	—
Income tax expense (benefit)	2,245	2,556	(468)	1,806	2,750
Less:
Third-party management and other fees	(345)	(392)	(351)	(394)	(404)

Net operating income	107,825	104,153	88,249	105,541	102,587
Straight-line rent	(6,861)	(7,722)	(5,998)	(8,652)	(9,619)
Above/below-market rent revenue amortization	(1,607)	(1,119)	(1,428)	(2,509)	(1,210)
Below-market ground lease amortization	1,957	1,958	1,958	1,958	1,957

Cash net operating income	101,314	97,270	82,781	96,338	93,715
Less: Observatory net operating income	(30,658)	(26,790)	(13,685)	(25,769)	(30,843)

Total portfolio (excluding observatory) cash net operating income	$70,656	$70,480	$69,096	$70,569	$62,872

Third Quarter 2017

Debt Summary

(unaudited and dollars in thousands)

	September 30, 2017			June 30, 2017
		Weighted Average			Weighted Average
		Interest	Maturity		Interest	Maturity
Debt Summary	Balance	Rate	(Years)	Balance	Rate	(Years)
Fixed rate mortgage debt	$723,221	4.78%	6.4	$725,136	4.78%	6.6
Senior unsecured notes	600,000	3.47%	6.6	600,000	3.47%	6.9
Unsecured term loan facility (1)	265,000	3.35%	4.9	—	—	—

Total fixed rate debt	1,588,221	4.05%	6.2	1,325,136	4.19%	6.7
Unsecured revolving credit facility	—	—	3.9	—	—	1.6
Unsecured term loan facility (1)	—	—	—	265,000	2.82%	5.2

Total variable rate debt	—	—	3.9	265,000	2.82%	5.2

Total debt	1,588,221	4.05%	6.2	1,590,136	3.96%	6.5

Premium/discount	(2,301)			(1,232)
Deferred financing costs, net	(8,630)			(9,405)

Total	$1,577,290			$1,579,499

Note:

(1)	Beginning August 2017, LIBOR was fixed at 2.1485% under a variable to fixed interest rate swap agreement.

Available Capacity	Facility	Outstanding at September 30, 2017	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$1,100,000	$—	$—	$1,100,000

Covenant Summary	Required	Current Quarter	In Compliance
Maximum Total Leverage(2)	< 60%	24.2%	Yes
Maximum Secured Debt	< 40%	10.9%	Yes
Minimum Fixed Charge Coverage	> 1.50x	4.5x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	7.6x	Yes
Maximum Unsecured Leverage	< 60%	18.9%	Yes
Minimum Tangible Net Worth	$1,249,392	$1,683,912	Yes

Notes:

(1)	The unsecured revolving credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1.75 billion under certain circumstances. This facility matures in August 2021 with two additional six-month extension options.
(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

Third Quarter 2017

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance	Maturity Date	Amortization
Fixed rate mortgage debt:
1333 Broadway	6.32%	6.32%	$66,872	1/5/2018	30 years
1400 Broadway (first lien mortgage loan)	6.12%	6.12%	66,909	2/5/2018	30 years
1400 Broadway (second lien mortgage loan)	3.35%	3.35%	9,226	2/5/2018	30 years
111 West 33rd Street (first lien mortgage loan)	6.01%	6.01%	74,356	4/5/2018	30 years
111 West 33rd Street (second lien mortgage loan)	6.56%	6.56%	9,405	4/5/2018	30 years
1350 Broadway	5.87%	5.87%	37,302	4/5/2018	30 years
Metro Center	3.59%	3.59%	94,464	11/5/2024	30 years
10 Union Square	3.70%	3.70%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.29%	30,000	5/1/2027	Interest only
First Stamford Place (1)	4.28%	4.28%	180,000	7/1/2027	5 year interest only; 30 years thereafter
1010 Third Avenue and 77 West 55th Street	4.01%	4.01%	39,885	1/5/2028	30 years
10 Bank Street	4.23%	4.23%	34,802	6/1/2032	25 years
383 Main Avenue	4.44%	4.44%	30,000	6/30/2032	5 year interest only; 30 years thereafter

Total mortgage debt			723,221
Exchangeable senior unsecured notes	2.63%	2.63%	250,000	8/15/2019	Interest only
Unsecured revolving credit facility	LIBOR plus 1.10%	2.33%	—	8/29/2021	Interest only
Unsecured term loan facility (2)	LIBOR plus 1.20%	3.35%	265,000	8/29/2022	Interest only
Senior unsecured notes (Series A)	3.93%	3.93%	100,000	3/27/2025	Interest only
Senior unsecured notes (Series B)	4.09%	4.09%	125,000	3/27/2027	Interest only
Senior unsecured notes (Series C)	4.18%	4.18%	125,000	3/27/2030	Interest only

Total / weighted average debt		4.05%	1,588,221

Premium/discounts			(2,301)
Deferred financing costs, net			(8,630)

Total			$1,577,290

Note:

(1)	Represents a $164 million mortgage loan bearing interest of 4.09% and a $16 million loan bearing interest at 6.25%.
(2)	Beginning August 2017, LIBOR was fixed at 2.1485% under a variable to fixed interest rate swap agreement.

Third Quarter 2017

Debt Maturities and Ground Lease Commitments

(unaudited and dollars in thousands)

Year	Amortization	Maturities (1)	Total	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2017	$1,983	$—	$1,983	0.1%	n/a
2018	4,417	262,210	266,627	16.8%	6.02%
2019	3,790	250,000	253,790	16.0%	2.63%
2020	3,938	—	3,938	0.2%	n/a
2021	4,090	—	4,090	0.3%	n/a
Thereafter	43,407	1,014,386	1,057,793	66.6%	3.89%

Total debt	$61,625	$1,526,596	1,588,221	100.0%	4.05%

Premium/discount			(2,301)
Deferred financing costs, net			(8,630)

Total			$1,577,290

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments

Year	1350 Broadway	1400 Broadway	111 West 33rd Street	Total
2017	$27	$169	$184	$380
2018	108	675	735	1,518
2019	108	675	735	1,518
2020	108	675	735	1,518
2021	108	675	735	1,518
Thereafter	2,331	12,150	40,731	55,212

	$2,790	$15,019	$43,855	$61,664

Third Quarter 2017

Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We consider this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we consider it an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: acquisition expenses, deferred financing cost write-off, prepayment penalties, construction severance expenses and acquisition break-up fee. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and break-up fee, or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not-be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.